Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic November 2024 Investor Presentation

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook", “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of September 30, 2024 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic NASDAQ: BOKF BROKER/DEALER & INDEPENDENT ADVISORY SERVICES CONSUMER, COMMERCIAL & MORTGAGE BANKING BOK Financial Corporation BOK Financial Asset Management BOK Private Wealth Cavanal Hill BOK Financial ® Bank of Texas Bank of Albuquerque Bank of Oklahoma BOK Financial Mortgage TransFund TRANSACTION & PAYMENT PROCESSION WEALTH MANAGEMENT BOK Financial Securities BOK Financial Advisors Full service markets Additional Wealth Management offices Banking and wealth management services provided by BOKF, NA. Broker/dealer and investment advisory services provided by BOK Financial Securities, Inc. 3 Corporate Snapshot • Top 30 national/regional bank* • Midwest/Southwest franchise • 113 full-service locations across 8 states • Seasoned management team • Proven ability to deliver organic growth • Consistent execution and strategy • Long-term focused Key Statistics as of September 30, 2024 BOK Financial FootprintASSETS $50.1 billion LOANS $24.0 billion DEPOSITS $37.2 billion ASSETS UNDER MANAGEMENT OR ADMINISTRATION $110.7 billion CREDIT RATINGS BOKF, NA BOK Financial Corp. S&P A- (OS) BBB+ (OS) Moody’s Baa1 (OS) Baa1 (OS) Fitch Ratings A (OS) A (OS) *Total assets as of 12/31/2023

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Core Strategy Build a bank with diverse revenues that can compete upstream and outperform peers across varying economic cycles. Long-term EPS Growth vs. KRX Median 4 "There is no principle more emphasized in our organization than managing for long-term value rather than short-term results." George Kaiser, Chairman BOKF CAGR = 8.6% KRX CAGR = 4.3%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Disciplined concentration management, diversified by sector & geography Loan Segmentation Collateral Location as of 9/30/2024 as of 9/30/2024 Commercial real estate Healthcare Loans to individuals Services Energy General business Texas Oklahoma Colorado Arizona Kansas/Missouri New Mexico Other 5 22% 17% 16% 15% 13% 17% 31% 15% 12% 6% 4% 3% 29%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Portfolio Composition as of 9/30/2024 81% 13% 6% Oil & Gas Producers Oil & Gas Midstream Services 10% 8% 82% Hospital Medical Services Senior Housing 41% 24% 16% 10% 2% 7% Multifamily Industrial Office Retail Residential Cons Other Energy Banking • More than 100-year history in energy lending • Focus on first-lien, senior-secured E&P lending, the "sweet spot" in energy lending • Internal staff of 17 petroleum engineers and analysts to confirm collateral values - a material investment that is a key to strong credit performance across the cycle • Minimal exposure to second liens, undeveloped reserves, or other higher-risk components of the capital stack • 50-60% loan to value on proven producing reserves Healthcare Banking • Favorable spreads • Predominately BOK Financial originated commitments - less than 12% of commitments from broadly syndicated transactions • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics Commercial Real Estate • Collateral focused in Texas (29%), Oklahoma (8%), Colorado (9%), Arizona (8%), New Mexico (6%) and Kansas/Missouri (4%) • Allocate 185% of Tier 1 capital plus reserves to CRE (ratio is currently 157%) • Further controls and limitations by product type and geography with concentration guidelines analyzed and adjusted quarterly, as needed • Strong relationship between the front-line production/bankers and credit concurrence officers • Minimal exposure to residential construction and land development (highest risk, most cyclical sector in CRE) $3.1 billion outstanding $4.1 billion outstanding $5.2 billion outstanding 6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Dec '21 Dec '22 Dec '23 Sep '24 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Strong Core Deposit Franchise Deposit Mix & Cost ($Millions) Deposit Mix by Geography 4% 51% 9% 5% 6% 25% Demand Interest-bearing transaction Savings Time 7 Source: Company filings, S&P Global Market Intelligence *Represents deposit cost for year ended 12/31 and for the 3 months ended 9/30 Deposit Mix by Line of Business Total Deposit Breakdown 26% 46% 18% 4% Wealth Commercial Consumer Small Business Commercial Deposit Breakdown 39% 22% 18% 8% 7% 4% 2% Corporate Small/Med. Business Energy Native American Healthcare CRE Other IB Deposit Cost (%)* 3.79%2.79%0.53%0.14% 37% 57% 4% 2% 39% 54% 3% 4% 27% 62% 9% 2% 23% 65% 2% 10%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Primary Lines of Business • Private Wealth / Asset Management - Banking and investment management, trust and estate administration, and Cavanal Hill family of funds • Institutional Wealth - Retirement plan services, financial planning, corporate trust, business transition services, institutional investment management, and asset custody • Hedging and Risk Management - Energy, commodities, FX, interest rate, and mortgage production hedging • Institutional Sales and Trading - Institutional investing, public and corporate finance, reinsurance services • Specialty Asset Management - Mineral management, real estate management, and advisor trust services Wealth Management By The Numbers • Assets under management or administration: $110.7 billion • Fiduciary assets: $63.7 billion • Average loans: $2.2 billion • Average deposits: $9.8 billion • More than $1 trillion in traded securities annually Assets Under Management or Administration ($Billions) Wealth Management Revenue ($Millions) 8Total Fiduciary Assets Assets Held in Safekeeping or Administration 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Sep 2024 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 CAGR: 6.35% Other Operating Revenue NII after loans charged off 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 CAGR: 8.66% $594.5 $110.7

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Awards, Recognition and Rankings • 12 out of 12 “Best in Class” awards for retirement plans group in 2022 • Eighth largest corporate trustee bank by number of trusteeships and fifth in paying agencies • Among the top bond underwriters and financial advisors in the United States, and #1 in Texas • One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry • Fourteen Lipper awards over the past 12 years for Cavanal Hill 9 Cavanal Hill, 2% BOK Financial Securities, 37% Institutional Wealth, 19% Private Wealth, 42% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Cavanal Hill, 5% BOK Financial Securities, 24% Institutional Wealth, 50% Private Wealth, 21% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Wealth AUM by Line of Business Wealth Revenue by Line of Business For the nine months ended September 30, 2024 As of September 30, 2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Transaction Processing CAGR: 5.0% CAGR: 6.7% Debit Processing & ATM Network • Operates nationally • More than 75% of clients are outside of Oklahoma • Clients: Banks, Credit Unions and C-store chains • 800+ million EFT transactions processed in 2023 • Second consecutive record year for debit processing, ATM, and Merchant sales in 2023 Merchant Payment Processing • Process payments for 4,500 merchant and cash advance locations • In 2023, processed $3.7 billion in merchant sales MERCHANT VOLUME ($Million) EFT TRANSACTION VOLUMES (Million) Transaction Processing Volume as of 12/31/2023 Transaction processing operations 10 0 100 200 300 400 500 600 700 800 900 2023 2016 $— $1,000 $2,000 $3,000 $4,000 2023 2016

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Mortgage Banking • Retail origination channel that has averaged $2.3 billion in origination volume over the last 5 years ◦ YTD Net Promoter Score of 90 vs. national benchmark of 49 • In-house mortgage servicing platform that services $22.1 billion of mortgages representing 125 thousand accounts at September 30, 2024 • Recognized as an awarded high-performing mortgage servicer with Fannie Mae's STAR award for 2023 Servicing and Origination Revenue ($Million) Mortgage Banking Revenue as of 9/30/2024 Servicing Portfolio Balance ($Billion) Servicing Origination 11 $(50) $— $50 $100 $150 $200 TTM Sep 2024 2023 2022 2021 2020 $— $5.0 $10.0 $15.0 $20.0 $25.0 September 2024 2023 2022 2021 2020

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Healthcare Banking Outstandings totaled $4.1 billion across 39 states at 9/30/2024 Healthcare portfolio characteristics: • Favorable spreads • Above-average loan utilization rates • Predominately BOK Financial originated commitments - less than 11% of commitments from broadly syndicated transactions • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics CAGR: 8.5% Senior Housing Hospitals Medical Services Portfolio composition as of 9/30/2024 Loans outstanding ($Million) Strong credit performance 12 10% 8% 82% $— $1,000 $2,000 $3,000 $4,000 September 2024 2016 Net charge-offs 2017 2018 2019 2020 2021 2022 2023 Senior Housing 0.00% 0.00% 0.10% 0.00% 0.01% 0.02% 0.07% Hospitals 1.92% 2.04% 2.24% 0.09% 0.04% -0.09% 0.00% Medical Services 1.28% -0.32% -0.08% 0.01% -0.02% -0.03% -0.01%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q3 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income was $140.0 million, or $2.18 per diluted share • Asset quality remains strong with criticized levels remaining well below pre-pandemic levels and non- performing assets declining 6.5%. We had net recoveries of $54 thousand during Q3 • Loan growth trends from earlier in the year were muted in Q3, largely due to a more accommodating bond market for energy debt transactions and M&A activity • Continued strong capital and liquidity position with deposits growing $985 million during the quarter 13 $134.5 $82.6 $83.7 $163.7 $140.0 $2.04 $1.26 $1.29 $2.54 $2.18 3Q23 4Q23 1Q24 2Q24 3Q24 ($Million, exc. EPS) Q3 2024 Q2 2024 Q3 2023 Net income $140.0 $163.7 $134.5 Diluted EPS $2.18 $2.54 $2.04 Net income before taxes $173.3 $211.0 $167.7 Provision for credit losses $2.0 $8.0 $7.0 Pre-provision net revenue* $175.3 $219.0 $174.8 Efficiency ratio* 65.1% 59.8% 64.0% Revenue Composition as of 9/30/2024 60% 10% 11% 6% 6% 4% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 14 ◦ Period end loan balances declined $569 million with lower commercial balances, partially offset by increased CRE activity while average loan balances were relatively consistent, declining only $80 million ◦ Average deposits increased $1.1 billion in Q3, with the mix continuing to shift to interest bearing ◦ Loan to deposit ratio decreased 4% to 64% at September 30, well below the pre-pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $3.2 billion, driven by increased market valuations ($Billion) Q3 2024 Quarterly Sequential Quarterly YOY Period-End Loans $24.0 (2.3)% 1.1% Average Loans $24.3 (0.3)% 3.8% Period-End Deposits $37.2 2.7% 10.6% Average Deposits $36.8 3.1% 10.4% Fiduciary Assets $63.7 2.9% 13.0% Assets Under Management or Administration $110.7 3.0% 11.8%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 15 100 year history in energy lending and a tested playbook that works • 70% oil / 30% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '24 YTD has been annualized for comparability with prior periods. *

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio 16 ($Million) Sep. 30, 2024 June 30, 2024 Sep. 30, 2023 Seq. Loan Growth YOY Loan Growth Energy $ 3,126.6 $ 3,451.5 $ 3,490.6 (9.4)% (10.4)% Services 3,573.7 3,577.1 3,566.4 (0.1)% 0.2% Healthcare 4,149.1 4,231.1 4,083.1 (1.9)% 1.6% General business 4,028.5 4,363.7 3,579.7 (7.7)% 12.5% Total Commercial $ 14,877.9 $ 15,623.4 $ 14,719.8 (4.8)% 1.1% Multifamily $ 2,109.4 $ 1,997.3 $ 1,734.7 5.6% 21.6% Industrial 1,270.9 1,215.0 1,432.6 4.6% (11.3)% Office 816.0 876.9 981.9 (6.9)% (16.9)% Retail 521.9 547.7 608.1 (4.7)% (14.2)% Residential construction and land development 105.0 88.3 100.5 19.0% 4.6% Other commercial real estate 365.4 358.4 383.6 1.9% (4.7)% Total Commercial real estate $ 5,188.7 $ 5,083.6 $ 5,241.3 2.1% (1.0)% Loans to individuals $ 3,918.5 $ 3,846.6 $ 3,762.9 1.9% 4.1% Total Loans $ 23,985.1 $ 24,553.6 $ 23,724.0 (2.3)% 1.1% • Combined Services & General Business (Core C&I) balances decreased $339 million; however are up $456 million or 6.4% year over year with a robust pipeline going into Q4 • Energy balances decreased $325 million with a more accommodating bond market and M&A activity contributing to paydowns • Healthcare balances decreased $82 million linked quarter • Commercial Real Estate loan balances grew $105 million or 2.1% linked quarter as new loans fund up during construction

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains better than pre-pandemic levels with a 6.9% decline during the quarter in non-performing assets, excluding those guaranteed by U.S. government agencies • Trailing 12 months net charge-offs at 7 bps with net recoveries of $54 thousand during Q3 • CRE office exposure is 3% of outstanding period end total loan balances, with properties in resilient markets • $2 million credit provision in Q3 reflecting strong credit quality, net loan paydowns and minor changes in the economic forecast; with a combined allowance for credit losses of $332 million or 1.39% Net Charge-Offs to Average Loans CRE Office by Location Annualized 17 0.11% 0.07% 0.09% 0.11% 0.00% 3Q23 4Q23 1Q24 2Q24 3Q24 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 10.2% 9.4% 11.2% 11.3% 4Q18 4Q19 4Q23 1Q24 2Q24 3Q24 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves In Footprint, 69% Out of Footprint, 29% California, 2% New York, 0%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure **Uninsured and non-collateralized deposits excludes intra-bank deposits 18 Q3 2024 Q2 2024 Q3 2023 Loan to Deposit Ratio 64.4% 67.7% 70.5% Period-End Deposits $37.2 billion $36.2 billion $33.7 billion Available Secured Capacity $22.8 billion $20.4 billion $18.7 billion Common Equity Tier 1 12.7% 12.1% 12.1% Total Capital Ratio 13.9% 13.3% 13.2% Tangible Common Equity Ratio * 9.2% 8.4% 7.7% $27.6 $15.1 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~183% Uninsured Deposit Coverage ($Billion) Liquidity • Period-end deposit balances increased $985 million this quarter • Uninsured and non-collateralized deposit coverage ratio decreased slightly to ~183% at September 30. Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses was 11.6* • Tangible Common Equity ratio including held-to-maturity losses was 9.01%* • No shares were repurchased in the open market in Q3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin 19 ($Million) Q3 2024 Q2 2024 Q3 2023 Quarterly sequential Quarterly YOY Net Interest Income $308.1 $296.0 $300.9 4.1% 2.4% Net Interest Margin 2.68% 2.56% 2.69% 12 bps (1) bps Yield on Loans 7.47% 7.41% 7.25% 6 bps 22 bps Tax-equivalent Yield on Earning Assets 5.89% 5.80% 5.49% 9 bps 40 bps Cost of Interest-bearing Deposits 3.79% 3.76% 3.17% 3 bps 62 bps Rate on Interest- bearing Liabilities 4.11% 4.15% 3.81% (4) bps 30 bps Net Interest Income ($Million) $308.2 $300.0 $294.1 $296.3 $304.4 $(3.3) $(0.5) $(0.3) $3.8 NIR excl. Trading * Trading NIR 3Q23 4Q23 1Q24 2Q24 3Q24 $0 $100 $200 $300 $400 2.69% 2.64% 2.61% 2.56% 2.68% 3.14% 3.03% 2.97% 2.94% 3.02% Reported NIM NIM excl. Trading * 3Q23 4Q23 1Q24 2Q24 3Q24 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure Net Interest Income • Net interest income was up $12.1 million linked quarter led by a combination of increased loan yields, the benefit from upward repricing of our short duration securities portfolios, and a reduction of interest on borrowings Net Interest Margin • 12 bps NIM increase, consistent with prior expectations, and related to loan yields and the repricing activity noted above

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities 20 ($Million) Q3 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 23.6 $ (4.1) (14.6)% (31.4)% Mortgage Banking 18.4 (0.3) (1.4)% 37.6% Customer Hedging Fees 7.4 0.7 9.8% 8.3% Brokerage & Insurance Fees* 4.9 0.1 1.8% (30.3)% Syndication Fees 3.6 (0.3) (7.9)% (5.0)% Investment Banking Fees 10.8 1.0 10.1% 6.5% Markets & Securities $ 68.7 $ (2.9) (4.0)% (9.1)% * The year-over-year decrease of 30.3% is affected by the sale of our insurance brokerage business in Q4 of 2023. Excluding that impact, Brokerage fees would have increased 13.0%. Trading Fees • Decreased 14.6% driven by market conditions during the quarter, partially offset by strong activity in the municipal sector Mortgage Banking • Revenue consistent with prior quarter, which reflects higher production volume than 2023 as the origination market strengthens over the prior year, but remains relatively soft Syndication and Investment Banking Fees • Q3 represents a record quarter for investment banking fees, led by our Texas municipal bond underwriting team and bond economics from Energy payoffs

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions 21 ($Million) Q3 2024 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 68.7 $ (2.9) (4.0)% (9.1)% Fiduciary & Asset Management 57.4 (0.2) (0.3)% 9.8% Transaction Card 28.5 1.2 4.6% 8.0% Deposit Service Charges & Fees 30.5 0.9 3.0% 10.0% Other Revenue 17.4 3.4 24.4% 9.7% Asset Management & Transactions 133.8 5.3 4.2% 9.5% Total Fees & Commissions $ 202.5 $ 2.5 1.2% 2.3% B+A A B Fiduciary & Asset Management • Assets under management and administration (“AUMA”) increased $3.2 billion during the quarter driven by increased market valuations Transaction Card • Increase primarily due to volume of transactions processed

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses increased $15.7 million due primarily to higher incentive compensation costs. These are largely timing related as commercial incentive compensation plans moved to being largely share-based rather than cash-based awards in Q2 • Non-personnel expense decreased $11.4 million as the prior quarter included a $13.6 million charitable donation to the BOKF Foundation 22 ($Million) Q3 2024 Q2 2024 Q3 2023 % Incr. Seq. % Incr. YOY Personnel Expense $206.8 $191.1 $190.8 8.2% 8.4% Other Operating Expense $134.2 $145.6 $133.5 (7.8)% 0.5% Total Operating Expense $341.0 $336.7 $324.3 1.3% 5.2% Efficiency Ratio 65.1% 59.8% 64.0% --- ---

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2024 Full Year Outlook 23 • We pursue share repurchase activity on an opportunistic basis. • Changes to outlook shown in Bold font *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. Business Driver FY as of 10/21/24 FY as of 7/23/24 Notes Loans (EOP) Low single digit growth rate +5% to +7% Reflects specialized lending payoff activity seen in Q3 Deposits (EOP) Moderate growth Modest growth Loan to deposit ratio is expected to remain below 70% Investment Securities No change Flat Net Interest Income Slightly above $1.2 billion ~$1.2 billion 1 additional 25 basis point cut by year end Fees & Commissions $800 - $825 million Near $825 million Expense Growth No change Mid-single digits Applies to the adjusted 2023 full year expenses of $1.28 billion Efficiency Ratio No change ~64% Average over the course of the year. Provision Expense Below 2023 Near to slightly below 2023 Consistent economic outlook and stable combined reserve levels

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 81% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is -0.59% on NII 24 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 0.43% $5.4 million Down 100 Ramp, year 1 (0.07)% $(0.9) million Up 100 Ramp, year 1 (0.70)% $(8.8) million Up 200 Ramp, year 1 (3.09)% $(38.5) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.0 years, extending to only 3.7 years if rates increase 300 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~17% • Portfolio runoff for Q3 2024 was $760 million 92% 6% 2% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 9/30/2024

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic